                                                                   EXHIBIT 10.34

                        CONCENTRIC NETWORK CORPORATION

                      NOTE AND WARRANT PURCHASE AGREEMENT
                      -----------------------------------


     THIS NOTE AND WARRANT PURCHASE AGREEMENT (this "Agreement") is made and entered into as of the 19th day of June, 1997, by and among Concentric Network Corporation, a Florida corporation (the "Company"), and Williams Communications Group, Inc., a Delaware corporation (the "Purchaser").

     In consideration of the mutual promises, covenants, and conditions hereinafter set forth, the parties hereto mutually agree as follows:

     1.  The Loan and the Note.  The Purchaser hereby agrees to lend to the
         ---------------------
Company, on the date hereof, and on the terms of and conditions hereof, up to an aggregate principal amount of $3,000,000 (the "Loan"). The Loan made to the Company by the Purchaser shall be evidenced by a secured promissory note in substantially the form attached hereto as Exhibit A (the "Note").
                                          ---------

     2.  The Warrant.  As an inducement to the Purchaser to make the Loan, the
         -----------
Company shall issue to the Purchaser a warrant to purchase up to the number of shares of the Common Stock of the Company set forth in the Common Stock Purchase Warrant in substantially the form attached hereto as Exhibit B (the "Warrant").
                                                     ---------

     3.  Representations and Warranties of the Company.  Except as set forth in
         ---------------------------------------------
the Schedule of Exceptions attached hereto as Schedule 3, and except as
                                              ----------
otherwise disclosed in the section captioned "Business--Legal Proceedings" of the Registration Statement on Form S-1 filed with the Securities and Exchange Commission by the Company, the Company hereby represents and warrants to the Purchaser as follows:

         3.1  Organization and Standing.  The Company is a corporation duly
              -------------------------
organized and validly existing under, and by virtue of, the laws of its jurisdiction of incorporation and is in good standing under the laws of said jurisdiction. The Company has requisite corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the failure to be so qualified would have a material adverse effect on its business.

         3.2  Corporate Power; Authorization.  The Company has all requisite
              ------------------------------
legal and corporate power to execute and deliver the Transaction Documents (as defined in Section 5.4) and to carry out and perform all of its obligations under the Transaction Documents. The execution, delivery and performance of the Transaction Documents by the Company have been duly authorized by all requisite corporate action. The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights, and (ii) as limited by equitable principles generally.

         3.3  Non-Contravention.  The execution, delivery and performance of the
              -----------------
Transaction Documents and the compliance with the provisions thereof by the Company do not (i) materially conflict with, or result in a material breach or violation of, or constitute a material default under, or result in the creation or imposition of any material lien, or (ii) violate, conflict with or result in the breach of any material terms of, or result in the material modification of, any material contract or otherwise give any other contracting party the right to terminate a material contract, or constitute (or with notice or lapse of time both constitute) a material default under any material contract to which the Company is a party or by or to which it or any of its assets or properties may be bound or subject.

         3.4  Litigation.  There is no material action, proceeding or
              ----------
investigation pending against the Company or any of its properties or assets, nor has the Company received any threat of action, proceeding or investigation, that questions the validity of the Transaction Documents or any action taken or to be taken in connection herewith or therewith, or that, alone or in the aggregate, is reasonably likely to result in any material adverse effect on the financial condition, assets, liabilities, earnings or business of the Company and its subsidiaries taken as a whole, nor is the Company aware that there is any material basis for the foregoing. The Company is not a party to or subject to the provisions of any material order, writ, injunction judgment or decree of any court or government agency or instrumentality that will have a material effect on the operations or business of the Company.

     4.  Representation and Warranties of the Purchaser.  The Purchaser
         ----------------------------------------------
represents and warrants to the Company as follows:

         4.1  Binding Obligations.  The Purchaser has full legal capacity,
              -------------------
power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement is a valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

         4.2  Securities Law Compliance.  The Purchaser has been advised that
              -------------------------
neither the Note nor the Warrant has been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and, therefore, cannot be resold unless they are registered under the Act and applicable state securities laws or unless an exemption from such registration requirements is available. The Purchaser is aware that Company is under no obligation to effect any such registration with respect to the Note or to file for or comply with any exemption from registration. The Purchaser has not been formed solely for the purpose of making this investment and is purchasing the Note to be acquired by the Purchaser hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof. The Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. The Purchaser is an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act.

         4.3  Access to Information.  Such Purchaser acknowledges that Company
              ---------------------
has given such Purchaser access to the corporate records and accounts of Company and to all information in its possession relating to Company, has made its officers and representatives available for interview by such Purchaser, and has furnished such Purchaser with all documents and other information required for such Purchaser to make an informed decision with respect to the purchase of the Note and Warrant.

     5.  Conditions to Transaction.  The obligation of the Purchaser to make the
         -------------------------
Loan, and the obligations of the Company to issue the Note and Warrant, shall be subject to each of the following conditions having been fulfilled on or before such date:

         5.1  Blue Sky.  The Company shall have obtained all necessary Blue Sky
              --------
law permits and qualifications, or have the availability of exceptions therefrom, required by any state for the offer and sale of the Note and Warrant and the issuance of the shares of Common Stock, par value $.001 per share, of the Company (the "Shares") upon exercise of the Warrant.

         5.2  Proceedings and Documents.  All corporate and other proceedings in
              -------------------------
connection with the transactions contemplated hereby shall have been completed.

         5.3  Consents and Waivers.  The Company shall have obtained any and all
              --------------------
consents and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement.

         5.4  Transaction Documents.  The Company shall have duly executed and
              ---------------------
delivered to the Purchaser the following documents (the "Transaction
Documents"):

              (a)  this Agreement;

              (b)  the Note issued hereunder;

              (c)  the Warrant issued hereunder;

              (d)  the Security Agreement in the form of Exhibit C hereto (the
                                                         ---------
         "Security Agreement") and any financing statements on form UCC-1 executed in connection herewith;

              (f)  the Technology Escrow Agreement in the form of Exhibit D
                                                                  ---------
          hereto; and

               (g) a Term Sheet in the form of Exhibit E hereto setting forth
                                               ---------
          the basic terms under which Purchaser would serve as an agent and a reseller of the Company's products and services.

The agreement of the Purchaser to enter into this Agreement or any of the other Transaction Documents does not obligate or require the Purchaser to enter into any other contract, agreement or arrangement with the Company.

          5.5  Accounts Payable.  The Company shall have no accounts payable
               ----------------
outstanding to the Purchaser more than sixty days, or the Company shall have made provision satisfactory to the Purchaser for the payment of such accounts payable.

          5.6  Opinion.  The Company shall have delivered an opinion of its
               -------
counsel to the Purchaser in form and substance satisfactory to the Purchaser.

     6.   Investment Representations; Legends.
          -----------------------------------

          6.1  Investment Representations of the Purchaser.  The Purchaser
               -------------------------------------------
hereby represents and warrants to the Company that the Purchaser is acquiring the Note and the Warrant for its own account for investment and not with a view toward the distribution thereof. The Purchaser understands that neither of the Notes, the Warrant or the Shares have been registered under the Securities Act of 1933, as amended (the "Act"), and that they are being offered and sold pursuant to an exemption from registration contained in the Act based in part upon the representations of the Purchaser contained herein.

          6.2  Legends.
               -------

               (a) The Note, the Warrant, and the certificates representing any Shares will each be stamped or otherwise imprinted with legends as set forth in the form of Note and Warrant attached as Exhibits A and B, respectively. Such legends shall be removed by the Company from the Notes, the Warrant, or the certificates representing the Shares upon delivery to it of an opinion of counsel that a registration statement under the Act is at the time in effect with respect to the legended security or that such security can be freely transferred without such registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Note and Warrant were issued.

               (b) The Note, the Warrant, and the certificates representing the Shares shall also bear any legends required under applicable state securities laws.

     7.   Modification: Waiver.  No modification or waiver of any provision of
          --------------------
this Agreement or consent to departure therefrom shall be effective unless in writing and signed by the Company and the Purchaser.

     8.   Notices.  Any notice or report herein required or permitted to be
          -------
given shall be given by depositing the same in the United States mail, postage prepaid and addressed or confirmed facsimile transmission to the parties as follows:

               (a)  To the Company:

                    Concentric Network Corporation
                    10590 N. Tantau Avenue
                    Cupertino, CA  95014
                    Attn:  Michael F. Anthofer

               (b)  To the Purchaser:

                    Williams Communications Group, Inc.
                    111 East 1st Street
                    Tulsa, Oklahoma  74103
                    Attn: Vice President-Finance

or to such other place or places as any of the parties shall designate by written notice to the others.

     9.   Successors and Assigns.  All covenants and agreements of the parties
          ----------------------
contained in this Agreement shall be binding and inure to the benefit of their respective successors and assigns.

     10.  Governing Law.  This Agreement shall in all respects be governed by
          -------------
the laws of the State of California.

     11.  Section Headings.  The section and paragraph headings contained herein
          ----------------
are for reference purposes only and shall not in any way affect the meaning and interpretation of this Agreement.

     12.  Execution in Counterparts.  This Agreement may be executed in any
          -------------------------
number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one instrument.

     13.  Expenses of Agreement.  The parties to this Agreement shall each bear
          ---------------------
their own expenses incurred in connection with the preparation, execution and delivery of Transaction Documents.



     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed themselves or by their respective representatives thereunto duly authorized the day and year first above written.


                              CONCENTRIC NETWORK CORPORATION


                              By: /s/
                                  --------------------------------------
                                  Henry R. Nothhaft, President and CEO



                              WILLIAMS COMMUNICATIONS GROUP, INC.


                              By: /s/
                                  --------------------------------------

                                  --------------------------------------

                                   EXHIBIT A

THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.


                        CONCENTRIC NETWORK CORPORATION

                        10% CONVERTIBLE PROMISSORY NOTE

$3,000,000.00                                                     June 19, 1997
                                                                      Cupertino,
                                                                      California

     FOR VALUE RECEIVED, Concentric Network Corporation, a Florida corporation (the "Company"), the principal office of which is located at 10590 North Tantau Avenue, Cupertino, California 95014, hereby promises to pay to the order of Williams Communications Group, Inc., a Delaware corporation ("Holder"), at One Williams Center, Tulsa, Oklahoma 74172 ("Registered Address), or its registered assigns, the sum of Three Million Dollars ($3,000,000.00), or such lesser amount as shall then equal the outstanding principal amount hereof, on the terms and conditions set forth hereinafter. The principal hereof and any unpaid accrued interest hereon, unless converted, exchanged or subject to Optional Repayment (as defined below) as set forth below, shall be due and payable on the earlier to occur of (i) November 30, 1997 or (ii) when declared due and payable by the Holder upon the occurrence of an Event of Default (as defined below). Payment for all amounts due hereunder shall be made by mail to the Registered Address of the Holder. This 10% Convertible Promissory Note ("Note"), is issued in connection with the transactions described in the Memorandum of Understanding (as defined below) and the Note and Warrant Purchase Agreement (as defined below).

     THE OBLIGATIONS DUE UNDER THIS NOTE ARE SECURED BY A SECURITY AGREEMENT DATED AS OF THE DATE HEREOF AND EXECUTED BY THE COMPANY IN FAVOR OF THE HOLDER. ADDITIONAL RIGHTS OF THE HOLDER ARE SET FORTH IN THE SECURITY AGREEMENT.


     The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees.


     1.  Definitions.  As used in this Note, the following terms, unless the
         -----------
context otherwise requires, have the following meanings:

         (a) Common Stock shall mean the Company's fully paid and nonassessable
             ------------
     common stock, $0.01 par value per share, and any capital stock of the Company which has the right to participate in the distribution of earnings and assets of the Company without limit as to amount or percentage, into which Common Stock may hereafter be reclassified by appropriate amendment to the Company's Certificate of Incorporation.

         (b) Company shall mean Concentric Network Corporation, a Florida
             -------
     corporation, and includes any corporation which shall succeed to or assume the obligations of the Company under this Note.

         (c) Convertible Securities shall mean any securities of the Company
             ----------------------
     convertible into or exchangeable for (through one or more conversions or exchanges) Common Stock or Options. Convertible Securities shall include any evidences of indebtedness, any capital stock of the Company or other securities convertible into or exchangeable for Common Stock.

         (d) Direct Placements shall mean the private placement of Common Stock
             -----------------
     in the aggregate purchase price of approximately $15 million that will occur concurrently with the closing of the Public Offering.

         (e) Distribution Agreement shall mean, collectively, the agreement(s)
             ----------------------
     between the Company and the Holder to be negotiated and executed pursuant to a letter agreement of even date herewith pursuant to which the Holder is entitled to sell some or all of the Company's network and server/host based products and services.

         (f) Holder shall mean Williams Communications Group, Inc., a Delaware
             ------
     corporation, and includes any person who shall at the time be the registered holder of this Note.

         (g) Memorandum of Understanding shall mean the Memorandum of
             ---------------------------
     Understanding between the Company and the Holder dated as of May 30, 1997.

         (h) Note and Warrant Purchase Agreement shall mean the Note and
             -----------------------------------
     Warrant Purchase Agreement of even date herewith between the Company and the Holder.

         (i) Obligations shall mean and include all loans, advances, debts,
             -----------
     liabilities and obligations, howsoever arising, owed by the Company to the Holder of every kind and description (whether or not evidenced by any this Note or any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of this Note, the Note and Warrant Purchase Agreement and the Transaction Documents, including all interest, fees, charges, expenses, attorneys' fees and costs and accountants' fees and costs chargeable to and payable by the Company hereunder and thereunder, in each case whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

         (j) Optional Repayment shall mean the dollar for dollar reduction of
             ------------------
     principal and interest hereunder through the application of amounts due to the Company by the Holder under the terms of the Distribution Agreement of even date herewith between the Company and the Holder.

         (k) Options shall mean rights, options or warrants to subscribe for
             -------
     purchase or otherwise acquire either Common Stock or Convertible
     Securities.

         (l) Original Issue Date shall mean June 19, 1997.
             -------------------

         (m) Preferred Stock Offering shall mean a private offering of the
             ------------------------
     Company's authorized and unissued preferred stock having a value of not less than $40 million (inclusive of an aggregate investment of $17 million (including $2 million of services to be provided by Holder to the Company) to be invested by the Holder in connection with such issuance) that contains rights, preferences, privileges, terms, and conditions reasonably satisfactory to the Holder and that includes satisfaction of all other conditions in Section 3.a. of the Memorandum of Understanding.
                   -----------


         (n) Preferred Stock Offering Price shall mean the price per share of
             ------------------------------
     Preferred Stock to be paid by the lead investor in the Preferred Stock Offering.

         (o) Public Offering shall mean the sale of Common Stock pursuant to the
             ---------------
     Registration Statement on Form S-1 as filed with the Securities and Exchange Commission on May 16, 1997, as amended from time to time.

         (p) Public Offering Price shall mean the initial price to public set
             ---------------------
     in the final prospectus of the Company (or in any amendment or supplement thereto) issued in connection with the Public Offering.

         (q) Security Agreement shall mean that Security Agreement even date
             ------------------
     herewith between the Company and the Holder and securing the obligations of the Company hereunder.

         (r) Transaction Documents shall mean the Transaction Documents
             ---------------------
     in Section 5.4 of the Note and Warrant Purchase Agreement.
        -----------

     2.    Interest.
           --------

           (a) The Company shall pay interest on the unpaid principal indebtedness evidenced by this Note from the date of this Note until payment in full of such indebtedness at a per annum rate equal to ten percent (10%). Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. Except as provided in Section 7 with
                                                                  ---------
     respect to Optional Repayments, interest payable shall be due on November 30, 1997, or at such earlier time that this Note is converted or exchanged as hereinafter provided.

           (b) All agreements between or among the Company and the Holder, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to the Holder exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Holder in excess of the maximum lawful amount, the interest payable to the Holder shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the Holder shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the Company. All interest paid or agreed to be paid to the Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and/or spread throughout the full period until payment in full of the principal (including the period of any renewal or extension hereof) so that the interest hereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between or among the Holder and the Company.

     3.    Events of Default.
           -----------------

           3.1  Events of Default. Each of the following events shall
                ------------------
constitute, and be referred to herein as, an "Event of Default":

           (a) the Company shall default in the payment of principal or any part of the principal of this Note when the same shall become due and payable, whether at any stated due date, at maturity, or by acceleration or otherwise; or

           (b) the Company shall default in the payment of any interest on this Note when the same shall become due and payable; or

           (c) the Company shall default in the payment when due of any principal or interest or shall default under or fail to perform or observe any material term, covenant, or agreement contained in any bank loan or financing document evidencing an obligation of the Company in excess of $125,000, including without limitation any obligation for borrowed money, or any other agreement, document, or instrument evidencing an obligation in excess of $250,000 to which the Company is a party or to which it or its assets are bound, including without limitation any obligation for the purchase or lease price of property, and such default or failure to perform shall continue and remain unwaived by the Company for more than 30 days or any applicable period of grace therein specified, whichever is longer, except where the Company is in good faith and through appropriate proceedings contesting such default or failure to perform; or

         (d) the Company shall default in the performance of or compliance with any material binding covenant, agreement, condition, or term contained in the Transaction Documents, the escrow agreement described in Section 2.c of the Memorandum of Understanding, the Employee Services and Staffing Agreement described in Section 2.d of the Memorandum of Understanding, any other agreement, understanding, arrangement, or concession described in the Memorandum of Understanding in effect at any time prior to the satisfaction of the debt evidenced by this Note, it being understood that an outstanding account payable of up to sixty days pursuant to any such agreement will not be deemed an Event of Default under this Section 3.1, and such default
                                              -----------
     shall not have been remedied within 10 days after written notice thereof shall have been given to the Company by the Holder; or

         (e) The Company shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or any order for relief is entered against the Company or any subsidiary under any bankruptcy laws or the Company or any subsidiary shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting the material allegation of a petition filed against the Company in any such proceeding, or shall seek or consent to the acquiesce in the appointment of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, or the Company or its board of directors or a majority of its stockholders shall take any action looking to the dissolution or liquidation of the Company and such default shall not have been remedied within 60 days after written notice thereof shall have been given to the Company; or

         (f) within 60 days after the commencement of any proceeding against the Company seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed or, within 60 days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company such appointment shall not have been vacated; or

         (g) a final judgment which, together with other outstanding final judgments against the Company, exceeds an aggregate of $125,000 shall be rendered against the Company and, within 60 days after entry thereof, such judgment shall not have been discharged or execution thereof stayed pending appeal or, within 10 days after the expiration of any such stay, such judgment shall not have been discharged.

     3.2    Rights of Holder Upon Event of Default.  Upon the occurrence or
            ---------------------------------------
existence of any Event of Default and at any time thereafter during the continuance of such Event of Default, all outstanding Obligations payable by the Company shall be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default, Holder may exercise any other right, power or remedy granted to it by the Transaction Documents, including the Security Agreement, or otherwise permitted to it by law or equity, either by suit or by action at law, or both.

     4.     No Prepayment.  Except upon the prior written consent of the Holder,
            -------------
the Company may not prepay, in whole or in part, the principal sum, or accrued interest of this Note.

     5.     Conversion.
            ----------

     5.1    Conversion.  Upon the closing of the sale of Common Stock in the
            ----------
Public Offering totaling no less than $40 million (including, for purposes of this amount, an aggregate of $17 million (including $2 million of services to be provided by Holder to the Company) to be invested by Holder in connection with this Note and a private placement to occur concurrently with the IPO), this Note shall be automatically converted into shares of Common Sock in accordance with the provisions of Section 5.2 hereof. The number of shares into which this
                       -----------
Note shall be converted shall be determined by dividing the aggregate principal amount of this Note together with all accrued and unpaid interest to the date of conversion by the Public Offering Price. Other than the automatic conversion of the Note pursuant to this Section 5, it is understood that the Holder's
                          ---------
additional investment in the Public Offering is contingent upon satisfactory completion of due diligence by the Holder and approval by the board of directors of the Holder.

     5.2  Conversion Procedure.
          --------------------

          (a) The conversion of this Note pursuant to Section 5.1 hereof shall
                                                      -----------
     be deemed to have been effected as of the closing of the Public Offering. At such time as such conversion has been effected, the rights of the Holder of this Note will cease and the Holder will be deemed to be the holder of record of the shares of Common Stock represented thereby.

          (b) As soon as possible after a conversion has been effected (but in any event within ten business days in the case of subparagraph (i) below), the Company will deliver to the Holder:

                  (i) A certificate or certificates representing the number of shares of Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting Holder has specified; and

                  (ii) payment in an amount equal to the principal and interest payable to the Holder in lieu of a fractional share of Common Stock.

        (c) The issuance of certificate(s) for shares of Common Stock upon conversion of this Note will be made without charge to the Holder for any issuance tax in respect thereof or other cost incurred by the Company in connection with such conversion and the related issuance of shares of Common Stock. Upon conversion of this Note, the Company will take all such actions as are reasonably necessary in order to insure that the Common Stock issuable with respect to such conversion will be validly issued, fully paid and nonassessable.

        (d) The Company will not close its books against the transfer of this Note or of Common Stock issued or issuable upon conversion of this Note in any manner which interferes with the timely conversion of this Note.

    5.3 Reservation of Common Stock Issuable Upon Conversion. The Company shall
        ----------------------------------------------------
at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, such number of its shares of Common Stock as shall from time to time be sufficient to effect a conversion of this Note and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of this Note, the Company shall promptly seek such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

    5.4  Payment of Taxes.  The Company shall pay all issue taxes and other
         ----------------
governmental charges (other than income or other taxes imposed upon interest or other profits realized by the recipient) that may be imposed in respect of the issue or delivery of shares of Common Stock or other securities or property upon conversion of this Note. The Company shall not be obligated to pay any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock or other securities in any name other than that in which this Note is registered.

    5.5  Reclassification; Recapitalization.  In the event of any
          ----------------------------------
reclassification of the Common Stock or recapitalization involving Common Stock (other than a change in par value or as a result of a stock dividend, subdivision, or combination of shares), the Holder shall thereafter be entitled to receive and provisions shall be made therefor in an agreement relating to the reclassification or recapitalization, upon conversion of this Note, the kind and number of shares of Common Stock or other securities or property (including cash) of the Company, to which the Holder would have been entitled if he had held the number of shares of Common Stock of the Company into which this Note was convertible immediately prior to such reclassification or recapitalization; and in any such case appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth herein, shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares, other securities, or property thereafter receivable upon conversion of this Note.

          5.6  Fractional Shares.  No fractional share shall be issued upon the
               -----------------
conversion of this Note. All shares of Common Stock (including fractions thereof) issuable upon conversion of this Note by the Holder shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after such aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Company shall, in lieu of issuing any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the remainder of principal and interest otherwise not convertible pursuant to such conversion.

          5.7  Purchase Rights. If at any time the Company grants, issues, or
               ---------------
sells any Options, Convertible Securities, or rights to purchase stock, warrants, securities, or other property pro rata to the record holders of any class of Common Stock except with respect to underwriters in the Public Offering (the "Purchase Rights"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the Aggregate Purchase rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon conversion of this Note immediately before the date on which a record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue, or sale of such Purchase Rights.

     6.   Conversion to Preferred Stock.
          -----------------------------

          6.1  Conversion.  Upon the closing of the Preferred Stock Offering,
               ----------
satisfactory completion of due diligence by the Holder, and approval of the conversion under this Section 6 by the board of directors of the Holder, this
                      ---------
Note shall be automatically converted into shares of Preferred Stock in accordance with the provisions of this Section 6. The number of shares of
                                       ---------
Preferred Stock into which this Note shall be converted shall be determined by dividing the aggregate principal amount of this Note, together with all accrued and unpaid interest to the date of conversion by the Preferred Stock Offering Price. The conversion of the Note pursuant to this Section 6 shall be subject only to the satisfaction of each of the following:

               (a) the company shall have completed the private financing totaling no less than $40 million (including an aggregate of $17 million (including $2 million of services to be provided by Holder to the Company) to be provided by Holder in connection with the private financing) by October 31, 1997, and the conversion shall be effected in connection therewith;

               (b) the Company shall have authorized shares of Preferred Stock sufficient to effect the conversion;

               (c) the Public Offering shall have been terminated and no shares of Common Stock shall have been sold in connection therewith; and

          (d) the terms applicable to the conversion and the rights and preferences of the Preferred Stock to be received by the Holder shall, in the Holder's reasonable judgment, be reasonably satisfactory to Holder and shall be equivalent to the terms, rights, and preferences of the shares of Preferred Stock issued to the lead investor, directly or indirectly, in connection with the exchange.

     6.2  Procedure for Exchange.  The exchange shall be effected by written
          ----------------------
notice to the Holder specifying (i) the date of exchange, and (ii) information regarding the Preferred Stock and the transactions contemplated by the Company, directly and indirectly, in connection with the exchange. On or after the date of exchange as specified in such notice and upon the satisfaction of the conditions set forth in Section 6.1 hereof, the Holder shall surrender to the
                        -----------
Company, at the place specified in such notice, this Note to effect the exchange.

     7.   Optional Repayment.  In the event the Note is not converted pursuant
          ------------------
to Sections 5 or 6 above, the Holder may elect Optional Repayment in lieu of
   ---------------
payment in principal and interest at maturity in accordance with the terms of this Note. Optional Repayments shall be applied to the payment of interest which is due and payable and thereafter to the principal balance. The Holder, after electing to accept Optional Repayment, may terminate the election upon 30 days written notice to the Company and all remaining principal and interest hereunder shall be immediately due and payable.

     8.   Assignment.  Subject to the restrictions on transfer described in
          -----------
Section 16 below, the rights and obligations of the Company and the Holder of
----------
this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

     9.   Waiver and Amendment.  Any provision of this Note may be amended,
          --------------------
waived or modified upon the written consent of the Company and the Holder.

     10.  Treatment of Note.  To the extent permitted by generally accepted
          -----------------
accounting principles, the Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.


     11.  Notices.  Except as otherwise provided herein, any notice, request or
          -------
other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if telegraphed or mailed by registered or certified mail, postage prepaid, at the respective addresses of the parties as set forth herein. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail or telegraphed in the manner set forth above and shall be deemed to have been received when delivered.

     12.  No Stockholder Rights.  Nothing contained in this Note shall be
          ---------------------
construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company; and no dividends or interest shall be payable or accrued in respect of this Note or the interest represented hereby or the Common Stock obtainable hereunder upon conversion until, and only to the extent that, this Note shall have been converted.

     13.  Course of Dealing.  No course of dealing between the Company and the
          -----------------
Holder or any delay on the part of the Holder in exercising any rights hereunder shall operate as a waiver of any rights of the Holder.

     14.  Waiver of Notice.  Except as otherwise expressly specified in this
          ----------------
Note, the Company and each surety, guarantor, endorser, or other party liable for payment on his Note hereby waive diligence, presentment, demand, protest, and notice of any kind whatsoever, and agree that their liability on this Note shall not be affected by any renewal or extension in the time of payment hereof, or any indulgences, or by any taking, release, or change in any security for payment of this Note.

     15.  Costs and Fees.  If this Note is placed in the hands of an attorney
          --------------
for collection after occurrence of an Event of Default, or if it is collected through legal or bankruptcy proceedings, the Company agrees to pay all costs of collection, including but not limited to, court costs and reasonable attorneys' fees.

     16.  Transfer.  With respect to any offer, sale, or other disposition of
          --------
this Note, Holder will give written notice to Company prior thereto, describing briefly the manner thereof, together with a written opinion of Holder's counsel, to the effect that such offer, sale, or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Upon receiving such written notice and reasonably satisfactory opinion, Company, within seven (7) business days, shall notify Holder that Holder may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to Company. If a determination has been made pursuant to this Section 16 that the opinion of
                                             ----------
counsel for Holder is not reasonably satisfactory to Company, Company shall so notify Holder promptly after such determination has been made. Each Note thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Act, unless in the opinion of counsel for Company such legend is not required in order to ensure compliance with the Act. Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of Company.

     17.  Governing Law.  This Note shall be governed by and construed in
          -------------
accordance with the laws of the State of California, excluding that body of law relating to conflict of laws.

     18.  Heading; References.  All headings used herein are sued for
          -------------------
convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicted, all references herein to Sections refer to Sections hereof.

     IN WITNESS WHEREOF, the Company has caused this Note to be issued the 19th day of June, 1997.

                                       CONCENTRIC NETWORK CORPORATION


                                       By:  /s/ Henry Nothhaft
                                           -------------------------------------
                                           Henry Nothhaft, President

                                   EXHIBIT B


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (I) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (II) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (III) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (IV) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THIS WARRANT.


                                                            June 19, 1997

                        CONCENTRIC NETWORK CORPORATION

                         COMMON STOCK PURCHASE WARRANT


     THIS CERTIFIES THAT, for value received, Williams Communications Group, Inc., a Delaware corporation, is entitled to subscribe for and purchase, subject to the provisions and upon the terms and conditions hereinafter set forth, that number of shares of the fully paid and nonassessable Common Stock of Concentric Network Corporation, a Florida corporation (the "Company") equal to the quotient obtained by dividing: (X) where X is the principal amount of the Note (as defined below) held by the holder of this Warrant plus accrued interest thereon, by (Y) where Y is the product of (i) 4 and (ii) (Z), where Z is the price per share of the first to occur of the following: (a) the public offering price per share of the Company's Common Stock having an aggregate price to the public of at least $40 million (the "IPO") or (b), the private financing price per share of the Company's Preferred Stock having an aggregate price of at least $40 million (including for purposes of determining the aggregate price of the private financing, the principal amount of the Note, a $12 million equity investment to be made by the Holder in connection with the private financing and services to be provided by the Holder to the Company valued for purposes of this Warrant at $2 million) (the "Private Financing"). Each such Share (as defined below) shall be purchasable at a per share purchase price equal to fifty percent of the public offering price per share or the private financing price per share, as the case may be (as defined below), (such price and such other price as shall result, from time to time, from the adjustments specified in
Section 4 hereof is herein referred to as the "Warrant Price").  As used herein,
(a) the term "Date of Grant" shall mean June 19, 1997, (b) the term "Other Warrants" shall mean any other warrants issued by the Company in connection with the transaction with respect to which this Warrant was issued, and any warrant issued upon transfer or partial exercise of this Warrant, (c) the term "Shares" shall mean the Common Stock to be issued by the Company hereunder and any stock into or for which any such Common Stock may hereafter be converted or exchanged,
(d) the term "Warrant" as used herein shall be deemed to include Other Warrants unless the context clearly requires otherwise, and (e) the term "Note" shall mean the note issued by the Company to the holder of this Warrant pursuant to the Note and Warrant Purchase Agreement dated June 19, 1997.

     1.  Term.  The purchase right represented by this Warrant is exercisable,
         ----
in whole or in part, at any time and from time to time from the Date of Grant through the earliest to occur of (i) five years after the Date of Grant, or (ii) immediately prior to any consolidation or merger of the Company with or into any entity, or any other corporate reorganization in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization or any transaction, any series of related transactions in which in excess of 50% of Company's voting power is transferred, or any sale of all or substantially all of the assets of the Company, other than the proposed reincorporation of the Company into Delaware through the merger of the Company with and into Concentric Network Corporation, a Delaware Corporation.

     2.  Method of Exercise; Payment; Issuance of New Warrant.  Subject to
         ----------------------------------------------------
Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, at the election of the holder hereof, by (a) the surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A-1
                                                                    -----------
duly completed and executed) at the principal office of the Company and by the payment to the Company, by certified or bank check, or by Wire Transfer to an account designated by the Company (a "Wire Transfer") of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing the Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty (30) days after such exercise and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty-day period.

     3.  Stock Fully Paid; Reservation of Shares.  All Shares that may be issued
         ---------------------------------------
upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its capital stock to provide for the exercise of the rights represented by this Warrant.

     4.  Adjustment of Warrant Price and Number of Shares.  The number and kind
         ------------------------------------------------
of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

         (a)  Reclassification.  In case of any reclassification or change of
              ----------------
securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), the Company shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance reasonably satisfactory to the holder of this Warrant), so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the Shares theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification or change by a holder of the number of Shares then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications or changes.

         (b)  Subdivision or Combination of Shares.  If the Company at any
              ------------------------------------
time while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of capital stock into which this Warrant is exercisable, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective.

         (c)  Stock Dividends and Other Distributions.  If the Company at any
              ---------------------------------------
time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to its capital stock issuable hereunder payable in the same class or series of capital stock, or (ii) make any other distribution of capital stock with respect to its capital stock (except any distribution specifically provided for in Sections 4(a) and 4(b)), then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction
(i) the numerator of which shall be the total number of shares of the applicable class or series of capital stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of such class or series of capital stock outstanding immediately after such dividend or distribution.

         (d)  Adjustment of Number of Shares.  Upon each adjustment in the
              ------------------------------
Warrant Price, the number of Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

     5.  Notice of Adjustments.  Whenever the Warrant Price or the number of
         ---------------------
Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 12 hereof, by first class mail, postage prepaid) to the holder of this Warrant at such holder's last known address.

     6.  Fractional Shares.  No fractional Shares will be issued in connection
         -----------------
with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Shares on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

     7.  Compliance with Act; Disposition of Warrant or Shares.
         ------------------------------------------------------

         (a)  Compliance with Act.  The holder of this Warrant, by acceptance
              -------------------
hereof, agrees that this Warrant, and the Shares to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any Shares except under circumstances which will not result in a violation of the Act or any applicable state securities laws. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Act and any applicable state securities laws or an exemption from such registration is available, the holder hereof shall confirm in writing that the Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

     "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY."

     Said legend shall be removed by the Company, upon the request of a holder, at such time as the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

         1) The holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act.

         2) The holder understands that this Warrant has not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein.

         3) The holder further understands that this Warrant must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The holder is aware of the provisions of Rule 144, promulgated under the Act.

         (b)  Disposition of Warrant or Shares.  With respect to any offer,
              --------------------------------
sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or Shares, the holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, or other evidence, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or the Shares and indicating whether or not under the Act certificates for this Warrant or the Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Promptly upon receiving such written notice and reasonably satisfactory opinion or other evidence, if so requested, the Company, as promptly as practicable but no later than fifteen (15) days after receipt of the written notice, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 7(b) that the opinion of counsel for the holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, this Warrant or such Shares may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 or 144A under the Act, provided that the

Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 or 144A have been satisfied. Each certificate representing this Warrant or the Shares thus transferred (except a transfer pursuant to Rule 144 or 144A) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.


         (c)  Applicability of Restrictions.  Neither any restrictions of any
              -----------------------------
legend described in this Warrant nor the requirements of Section 7(b) above shall apply to any transfer or grant of a security interest in, this Warrant (or the Shares obtainable upon exercise thereof) or any part hereof (i) to a partner of the holder if the holder is a partnership, or (ii) to a partnership of which the holder is a partner; provided, however, in any such transfer, if applicable,
                         --------  -------
the transferee shall agree in writing to be bound by the terms of this Warrant as if an original signatory hereto.

     8.  Rights as Shareholders; Information.  No holder of this Warrant, as
         -----------------------------------
such, shall be entitled to vote or receive dividends or be deemed the holder of Shares, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. Notwithstanding the foregoing, the Company will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the shareholders.

     9.  Right to Convert Warrant into Stock:  Net Issuance.
         --------------------------------------------------

         (a)  Right to Convert.  In addition to and without limiting the
              ----------------
rights of the holder under the terms of this Warrant, the holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into Shares as provided in this Section 9 at any time or from time to time after the sooner of the completion of the Company's IPO or Private Financing during the term of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the holder (without payment by the holder of any exercise price or any cash or other consideration) (X) that number of fully paid and nonassessable Shares equal to the quotient obtained by dividing the value of this Warrant (or the specified portion hereof) on the Conversion Date (as defined in subsection (b) hereof), which value shall be determined by dividing (Y) the public offering price per share or the private financing price per share, as the case may be, by 2.

     Expressed as a formula, such conversion shall be computed as follows:

                                Y
                           X =  --
                                2

     Where:    X  =  the number of shares of Common Stock that may
                     be issued to holder

               Y  =  the IPO price per share or the Private Financing price per share, as the case may be

     No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as hereinafter defined). For purposes of Section 9 of this Warrant, shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of this Warrant.

         (b)  Method of Exercise.  The Conversion Right may be exercised by
              ------------------
the holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section 9(a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), and, at the election of the holder hereof, may be made contingent upon the closing of the sale of the Company's Common Stock to the public in a public offering pursuant to a Registration Statement under the Act (a "Public Offering"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder within thirty (30) days following the Conversion Date.

    10.  Representations and Warranties.  The Company represents and warrants to
         ------------------------------
the holder of this Warrant as follows:

         (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

         (b) The Shares have been, or will be upon the closing of the IPO or Private Financing, duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof will be validly issued, fully paid and non-assessable;

         (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Shares and the holders thereof are as set forth in the Amended and Restated Articles of Incorporation of the Company as they have been and may be amended from time to time;

         (d) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Amended and Restated Articles of Incorporation or Bylaws, as they have been and may be amended from time to time, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby; and

         (e) There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

    11.  Modification and Waiver.  This Warrant and any provision hereof may be
         -----------------------
changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

    12.  Notices.  Any notice, request, communication or other document
         -------
required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant.

    13.  Lost Warrants or Stock Certificates.  The Company covenants to the
         -----------------------------------
holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

    14.  Descriptive Headings.  The descriptive headings of the several
         --------------------
paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

    15.  Governing Law.  This Warrant shall be construed and enforced in
         -------------
accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

    16.  Severability.  The invalidity or unenforceability of any provision of
         ------------
this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

    18.  Entire Agreement; Modification.  This Warrant constitutes the entire
         ------------------------------
agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.


                                    CONCENTRIC NETWORK CORPORATION
                                    a Florida corporation



                                    By:  /s/ HENRY R. NOTHHAFT
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------
                                    Address:
                                            ------------------------------

                                            ------------------------------

                                  EXHIBIT A-1

                              NOTICE OF EXERCISE
                              ------------------


To: CONCENTRIC NETWORK CORPORATION  (the "Company")


    1.  The undersigned hereby:

        [_] elects to purchase __________ shares of Common Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full; or

        [_] elects to exercise its net issuance rights pursuant to Section 9 of the attached Warrant with respect to __________ shares of Common Stock.


    2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:


                                  ________________________________________
                                  (Name)

                                  ________________________________________
                                  (Address)

                                  ________________________________________
                                  (Address)


    3. The undersigned represents that the aforesaid shares being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws.


_______________
     (Date)

                            __________________________________________________
                                               (Signature)

                                    EXHIBIT C

                               SECURITY AGREEMENT

    THIS SECURITY AGREEMENT (this "Agreement") is executed as of the 19th day of June, 1997, by Concentric Network Corporation, a Florida corporation, whose mailing address and principal place of business is 10590 North Tantau Avenue, Cupertino, California 95014 ("Debtor"), in favor of Williams Communications Group, Inc., a Delaware corporation ("Secured Party").

    Section 1.  Secured Indebtedness.
                --------------------

         1.1. This Agreement is executed to create the security interests hereinafter created for the purpose of providing collateral and security to secure the payment of all of the Secured Indebtedness, as defined in Section 1.2 below.

         1.2. As used herein, "Secured Indebtedness" means all indebtedness, obligations, and liabilities of Debtor of every kind and character now or hereafter existing in favor of Secured Party and any affiliates of Secured Party (including without limitation Critical Technologies, Inc., a Missouri corporation, referred to herein as "CTI"), howsoever evidenced or created and whether direct or indirect, primary or secondary, joint or several, or fixed or contingent, including indebtedness, obligations, and liabilities at any time evidenced by any note or agreement between Debtor and Secured Party or any of its affiliates, including any and all extensions, renewals, modifications, rearrangements, substitutions, and changes in form thereto (referred to collectively as the "Debt Documents"), together with all lawful interest and other charges thereon, including without limitation all debts and amounts owed and default charges and fees incurred pursuant to the following Debt Documents:

                   a. 10% Convertible Promissory Note in the principal sum of $3,000,000.00, by Debtor in favor of Secured Party, dated as of the date first stated above (the "Note"); and

                   b. Amended and Restated Employee Services and Staffing Agreement by and between Debtor and CTI of even date herewith.

    Section 2.  Creation of Security Interest.
                -----------------------------

         2.1. In order to secure the prompt and unconditional payment of the Secured Indebtedness and the performance of the obligations, covenants, agreements, and undertakings on the part of the Debtor herein described or in the Debt Documents, Debtor hereby grants to the Secured Party a security interest in and to all of the property described on Exhibit "A" attached hereto and made a part hereof, and all interests of the Debtor in and to all of such property, howsoever and whensoever (now or hereafter) held or acquired and wherever located (collectively, the "Collateral").

    Section 3.  Representations and Warranties.
                ------------------------------

         3.1. Debtor represents, warrants, and covenants that (a) Debtor is now in a solvent condition as defined in Title 11 of the U.S. Code, as amended; (b) no bankruptcy or insolvency proceedings are pending or contemplated by or against Debtor; (c) Debtor is the lawful owner of good and marketable title to the Collateral and has good right and authority to grant a security interest in the Collateral; (d) the Collateral is free and clear from all security interests and encumbrances except the security interest evidenced hereby; (e) there is no financing statement (or similar statement or instrument of registration under the laws of any jurisdiction) covering the Collateral or its proceeds on file in any public office in any jurisdictions; (f) to the Company's knowledge, the Collateral and the intended use thereof by Debtor comply with all applicable laws, rules, and regulations; (g) the Collateral is free from damage caused by fire or other casualty; (h) Debtor will warrant and forever defend the title to the Collateral and its proceeds against the claims of all persons whomsoever claiming or to claim the same or any part thereof; (i) the location of Debtor is the address set forth at the beginning of this Agreement and in this regard, Debtor's location is defined to mean (1) Debtor's place of business if Debtor has only one such place of business or (2) Debtor's chief executive office if Debtor has more than one place of business; (j) all of Debtor's books and records with regard to the Collateral are maintained and kept at the address of Debtor set forth in this Agreement; (k) Debtor has never changed its name, whether by amendment of its organizational documents or otherwise, except Concentric Research Corporation and Engineered Video Concepts, Inc.; (l) no part of the Collateral is covered by a certificate of title or subject to any certificate of title law, and (m) no part of the Collateral consists or will consist of consumer goods, farm products, timber, minerals and the like (including oil and gas) or accounts resulting from the sale thereof.

    Section 4.  Representations, Warranties, and Covenants.
                ------------------------------------------

         4.1. The representations and warranties of Debtor set forth in Section 3 of that certain Note and Warrant Purchase Agreement of even date herewith by and between Debtor and Secured Party and the exceptions thereto are incorporated and made in this Agreement as if restated herein.

         4.2. So long as the Secured Indebtedness or any part thereof remains unpaid, Debtor covenants and agrees with Secured Party as follows:

                   a. Debtor will cause the Collateral to be maintained and operated in a good and workmanlike manner and in accordance with all applicable laws, rules, regulations, and orders promulgated by all duly constituted authorities. Debtor will not use, or allow the use of, the Collateral in any manner which constitutes a public or private nuisance or which makes void, voidable, or cancelable, or increases the premium of, any insurance then in force with respect thereto. Debtor will not do or suffer to be done any act whereby the value of any part of the Collateral may be materially lessened. Debtor will allow Secured Party or its authorized representatives to inspect the Collateral and Debtor's books and records pertaining thereto and Debtor will assist Secured Party or said representatives upon reasonable notice in whatever way reasonably necessary to make such inspection. If Debtor receives notice from any federal, state, or other governmental entity that the Collateral is not in compliance with any applicable law, rule, regulation, or order, Debtor will promptly furnish a copy of such notice to Secured Party.

                   b. Debtor will cause all debts and liabilities of any character, including without limitation all debts and liabilities for labor, material, and equipment, incurred in the installation, maintenance, and operation of the Collateral to be promptly paid.

                   c. Debtor will cause to be paid prior to delinquency all taxes and assessments heretofore or hereafter levied or assessed against the Collateral, or any part thereof, or against the Secured Party for or on account of the Secured Indebtedness or the interest created by this Agreement and will furnish Secured Party with receipts showing payment of such taxes and assessments at least ten days prior to the applicable default date therefor.

                   d. Debtor will keep the Collateral in good order, repair, and operating condition, causing all necessary repairs, renewals, replacements, additions, and improvements to be promptly made, and will not allow the Collateral to be misused, abused, or wasted or to deteriorate, except for the ordinary wear and tear of its intended primary use. In addition, Debtor will promptly replace all worn-out or obsolete equipment covered by this Agreement, or components thereof, with equipment or components comparable to the replaced equipment or components when new.

                   e. Debtor will keep the Collateral insured in an amount equal to the full insurable value thereof against loss or damage by fire, theft, collision, and other hazards as may be required by Secured Party by policies of fire, extended coverage, and other insurance in such company or companies, in such amounts, upon such terms and provisions, and with such indorsements, all as may be acceptable to Secured Party. Such insurance policies shall also contain a standard mortgagee's indorsement providing for payment of any loss to Secured Party. All policies of insurance shall provide for 30 days' written minimum cancellation notice to Secured Party. All drafts or instruments of any kind evidencing payment under any such insurance policies which come into the possession of Debtor shall be immediately delivered to Secured Party. No such policies shall be payable to any party other than Secured Party and Debtor. Debtor shall furnish Secured Party with certificates or other evidence satisfactory to Secured Party of compliance with the foregoing insurance provisions. Duplicate originals of all policies, verifications, binders and cover notes covering any of the Collateral shall be delivered to the Secured Party upon demand. Secured Party may act as attorney for Debtor in obtaining, adjusting, settling and canceling such insurance and endorsing any drafts drawn by insurers of the Collateral. Secured Party may apply any proceeds of such insurance which may be received by it in payment on account of the obligations secured hereby, whether due or not.

                   f. If the validity or priority of this Agreement or of any rights, titles, security interests, or other interest created or evidenced hereby shall be attacked, endangered or questioned or if any legal proceedings are instituted with respect thereto, Debtor will give prompt written notice thereof to Secured Party and at Debtor's own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings. Secured Party (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the rights, titles, security interests, and other interests created or evidenced hereby, and all expenses so incurred of every kind and character shall be a demand obligation owing by Debtor and the party incurring such expenses shall be subrogated to all rights of the person receiving such payment.

                   g. Debtor will, on request of Secured Party, (1) promptly correct any defect, error, or omission which may be discovered in the contents of this Agreement or in any other instrument executed in connection herewith or in the execution or acknowledgment thereof; (2) execute, acknowledge, deliver, and record or file such further instruments (including without limitation further security agreements, financing statements, and continuation statements) and do such further acts necessary to carry out the purposes of this Agreement and such other instruments and to subject to the security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the then Collateral, and (3) execute, acknowledge, deliver, procure, and record or file any document or instrument (including specifically any financing statement) deemed advisable by Secured Party to protect the security interest hereunder against the rights or interests of third persons, and Debtor will pay all costs connected with any of the foregoing.

                   h. Notwithstanding the security interest in proceeds granted herein, Debtor will not sell, assign, transfer, or otherwise dispose of all or any part of the Collateral or any interest therein or permit the title to the Collateral, or any interest therein, to be vested in any other party, in any manner whatsoever, by operation of law or otherwise, without the prior written consent of Secured Party, which consent shall not be unreasonably withheld or delayed.

                   i. Debtor shall account fully and faithfully for and, if Secured Party so elects, shall promptly pay or turn over to Secured Party the proceeds in whatever form received from disposition in any manner of any of the

    Collateral, whether the indebtedness secured hereby is mature or not, the order and method of application to be in the sole discretion of Secured Party, except as otherwise specifically authorized herein. Debtor shall at all times keep the Collateral and its proceeds separate and distinct from other property of Debtor and shall keep accurate and complete records of the Collateral and its proceeds.

                   j. Debtor will not change its address, location, name, identity, or corporate structure unless Debtor shall have taken such action, satisfactory to Secured Party, to have caused the security interest of Secured Party in the Collateral to be at all times fully perfected and in full force and effect.

                   k. Debtor shall furnish Secured Party all such information as Secured Party may request with respect to the Collateral.

         4.3. Debtor agrees that, if Debtor fails to perform any act or to take any action which Debtor is required to perform or take under this Agreement, or to pay any money which Debtor is required to pay under this Agreement, then Secured Party, in Debtor's name or in its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Secured Party as well as any money so paid by Secured Party, shall be a demand obligation owing by Debtor to Secured Party and Secured Party, upon making such payment, shall be subrogated to all of the rights of the person, corporation, or body politic receiving such payment. Any amounts due and owing by Debtor to Secured Party pursuant to this Agreement shall bear interest from the date such amount becomes due until paid at the highest rate provided by any of the Debt Documents, or the highest rate allowed by law, whichever is greater, and shall be a part of the Secured Indebtedness and shall be secured by this Agreement and by any other instrument securing the Secured Indebtedness.

    Section 5.  Events of Default and Remedies.
                ------------------------------

         5.1. Debtor shall be in default under this Agreement upon the occurrence of a breach of this agreement or an Event of Default (as such term is
                                               ----------------
defined in the Note).

         5.2. Upon the occurrence of an Event of Default, and at any time thereafter, Secured Party is authorized, in any manner authorized by law and without breach of the peace, to take possession of the Collateral and of all data, books, records, and accounts relating thereto and to exercise without interference from Debtor any and all rights which Debtor has with respect to the management, possession, operation, protection, or preservation of the Collateral. If necessary to obtain the possession provided for above, Secured Party may invoke any and all legal remedies to dispossess Debtor, including specifically one or more actions for forcible entry and detainer.

         5.3. In connection with any action taken by Secured Party pursuant to this Section 5, Secured Party shall not be liable for any loss sustained by Debtor unless such loss is caused by the willful misconduct or gross negligence of Secured Party.

         5.4. Upon the occurrence of an Event of Default, and at any time thereafter, Secured Party shall have all the rights of a secured party after default under the Uniform Commercial Code as adopted in California and in conjunction with, in addition to, or in substitution for those rights:

                   a. Secured Party may, in any legal manner and without breach of the peace, enter upon Debtor's premises to take possession of, assemble, and collect the Collateral or to render it unusable; and

                   b. Secured Party may require Debtor to assemble the Collateral and make it available at a place Secured Party designates which is mutually convenient to allow Secured Party to take possession or dispose of the Collateral; and

                   c. written notice mailed to Debtor as provided herein ten days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; and

                   d. it shall not be necessary that the Secured Party take possession of the Collateral or any part thereof prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; and

                   e. prior to application of proceeds of disposition of the Collateral to the Secured Indebtedness, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the attorneys' fees and legal expenses incurred by Secured Party, Debtor to remain liable for any deficiency; and

                   f. the sale by Secured Party of less than the whole of the Collateral shall not exhaust the rights of Secured Party hereunder, and Secured Party is specifically empowered to make successive sale or sales hereunder until the whole of the Collateral shall be sold; and, if the proceeds of such sale of less than the whole of the Collateral shall be less than the aggregate of the indebtedness secured hereby, this Agreement and the security interest created hereby shall remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made; and

                   g. in the event any sale hereunder is not completed or is defective in the opinion of Secured Party, such sale shall not exhaust the rights of Secured Party hereunder and Secured Party shall have the right to cause a subsequent sale or sales to be made hereunder; and

                   h. any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the indebtedness or as to the occurrence of any default, or as to Secured Party having declared all of such indebtedness to be due and payable, or as to notice of time, place, and terms of sale and the properties to be sold having been duly given, as to any other act or thing having been duly done by Secured Party, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

                   i. Secured Party may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including the sending of notices and the conduct of sale, but in the name and on behalf of Secured Party.

         5.5. All remedies expressly provided for in this Agreement are cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other instrument securing the payment of the Secured Indebtedness, or any part thereof, or any instrument otherwise benefiting Secured Party or any of its affiliates, and the resort to any remedy provided for hereunder or under any such other instrument or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

         5.6. Subordination of that portion of the Secured Indebtedness represented by the Note shall in no way limit or delay the availability of remedies to Secured Party under this Agreement.

         5.7. Secured Party may resort to any security given by this Agreement or to any other security now existing or hereafter given to secure the payment of the Secured Indebtedness, in whole or in part, and in such portions and in such order as may seem best to Secured Party in its sole discretion, and any such action shall not be a waiver of any of the rights, benefits, or security interests evidenced by this Agreement.

         5.8. To the full extent Debtor may do so, Debtor agrees that Debtor will not at any time insist upon, plead, claim, or take the benefit or advantage of any law now or hereafter in force providing for any redemption, valuation, appraisement, stay of execution, or extension and Debtor, for Debtor, Debtor's successors, receivers, trustees, and assigns, and for any and all persons ever claiming any interest in the Collateral, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, extension, notice of intention to mature, and declaration that the whole of the Secured Indebtedness is due, and all rights to a marshaling of the assets of Debtor, including the Collateral, and to a sale in inverse order of alienation in the event of foreclosure of the security interest hereby created.

    Section 6. Miscellaneous.
               -------------

         6.1. This Agreement shall remain in full force and effect from the date hereof until satisfaction of the Secured Indebtedness, which shall occur upon:
(i) the payment in full, or conversion of, all obligations pursuant to the Note, and (ii) the payment of all obligations pursuant to Debt Documents other than the Note so that no such obligation is more than thirty days past due pursuant to the terms of any such Debt Document. If all of the Secured Indebtedness is satisfied as provided in the first sentence of this Section 6.1, and if all of
                                                    -----------
the covenants, warranties, undertakings, and agreements made in this Agreement are kept and performed, then all rights under this Agreement shall terminate and the Collateral shall become wholly clear of the security interest evidenced hereby. Promptly following the termination of this Agreement, Secured Party shall execute and deliver all such documents and instruments as Debtor may reasonably request to evidence the termination of this Agreement and Secured Party's rights hereunder.

         6.2. Secured Party may remedy any default without waiving the default remedied. Acceptance by Secured Party of any payment in an amount less than the amount then due on any Secured Indebtedness shall be deemed an acceptance on account only and shall not in any way affect the existence of a default under this Agreement or any of the Debt Documents.

         6.3. Secured Party may at any time and from time to time, in writing which expressly states and describes the same, (a) waive compliance by Debtor with any covenant made in this Agreement; (b) consent to Debtor's doing any act which Debtor is prohibited by this Agreement from doing; (c) consent to Debtor's failing to do any act which Debtor is required by this Agreement to do; or (d) release any part of the Collateral, or any interest therein, from the security interest of this Agreement. No such writing shall in any way impair the rights of Secured Party hereunder except to the extent expressly agreed to by Secured Party in such writing.

         6.4. The security interest and other rights of Secured Party hereunder shall not be impaired by any indulgence, moratorium, or release granted by Secured Party, including but not limited to (a) any renewal, extension, or modification which Secured Party may grant with respect to any Secured Indebtedness; or (b) any surrender, compromise, release, renewal, extension, exchange, or substitution which Secured Party may grant in respect of any item of the Collateral, or any part thereof or any interest therein.

         6.5. Secured Party or its representatives may, upon reasonable notice to Debtor, arrange to inspect the Collateral or any part thereof and inspect, audit, check, and make copies of the books, records, journals, orders, receipts, correspondence, and other data relating to the Collateral or to any transaction between Debtor and Secured Party, and Debtor shall assist Secured Party in making any such inspection.

         6.6. A carbon, photographic, or other reproduction of this Agreement or of any financing statement relating to this Agreement shall be sufficient as a financing statement.

         6.7. Debtor will cause all financing statements and continuation statements relating hereto to be recorded and filed in such manner and in such places as Secured Party shall request and will pay all expenses of such recording and filing, including re-recording and refiling taxes, fees, and other charges.

         6.8. In the event the ownership of the Collateral or any part thereof becomes vested in any entity other than Debtor, Secured Party may, without notice to Debtor, deal with such successor or successors in interest with reference to this Agreement and to the indebtedness secured hereby in the same manner as with Debtor, without in any way vitiating or discharging Debtor's liability hereunder or upon the indebtedness secured hereby. No sale of the Collateral, no forbearance on the part of Secured Party, and no extension of the time for the payment of the indebtedness secured hereby given by Secured Party shall operate to release, discharge, modify, change, or affect, in whole or in part, the liability of Debtor hereunder for the payment of the indebtedness secured hereby or the liability of any other person hereunder for the payment of the indebtedness secured hereby, except as agreed to in writing by Secured Party.

         6.9. If any part of the Secured Indebtedness cannot be lawfully secured by this Agreement, or if any part of the Collateral cannot be lawfully subject to the security interest hereof to the full extent of such indebtedness, then all funds received by Secured Party in partial or full satisfaction of the Secured Indebtedness shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Agreement.

         6.10. Secured Party may assign this Agreement so that the assignee shall be entitled to the rights and remedies of Secured Party hereunder and, in the event of such assignment, Debtor will assert no claims or defenses it may have against the assignee except those granted in this Agreement.

         6.11. Any notice, request, demand, or other communication required or permitted hereunder shall be given in the manner described in the Note.

         6.12. This Agreement shall be binding upon Debtor, and its successors, receivers, trustees, and assigns, including all successors in interest of Debtor in and to all or any part of the Collateral, and shall inure to the benefit of Secured Party and the affiliates, successors, and assigns of Secured Party.

         6.13. If any one or more of the provisions of this Agreement shall be declared invalid, illegal, or unenforceable in any respect by a court of competent jurisdiction, then such provision or provisions shall be severed from this Agreement and the legality and enforceability of the remaining portions of this Agreement shall not in any way be affected or impaired thereby.

         6.14. Terms in this Agreement, including Exhibit "A" attached hereto, that are defined in the Uniform Commercial Code as adopted in California shall have the meanings provided therein.

         6.15 Whenever the context requires, the gender of all words used herein shall include the masculine, feminine, and neuter, and the number of all words shall include the singular and plural. The headings and captions used in this Agreement are solely for convenient reference and shall not affect the meaning or interpretation of any section or paragraph herein, or this Agreement.

         IN WITNESS WHEREOF, Debtor has executed this Agreement as of the date first stated above.

                                          "DEBTOR"

                                          CONCENTRIC NETWORK CORPORATION


                                          By: /s/Henry R. Nothhaft
                                              ---------------------------------
                                              Henry R. Nothhaft, President

                                   EXHIBIT A

         Collateral:

         1. All equipment owned by Debtor, including all Sun Microsystems file servers owned by Debtor, it being expressly understood that the Collateral does not include equipment leased by Debtor from Datacom, Comdisco, or Phoenix;

         2. All software products licensed to Secured Party or licensed to an escrow agent in connection with this transaction, including without limitation the software products titled Concentric Host, Concentric View, CityFind, The Concentric Internet Access Kit and Registration Service, Web University, FrontLine, Adaptive Call Processing, and Billing, and all data, information, and material, including but not limited to object code, source code, user and system documentation, illustrations, models, drawings, blueprints, and text relating to the foregoing software products; and

         3.       All proceeds of the foregoing.